EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Brampton Crest International Inc. (the "Registrant") on Form 10-Q for the quarter ending March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph Giuliano, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Joseph Giuliano
Joseph Giuliano
Principal Executive Officer and Principal Financial Officer

DATE: May 23, 2011